                                                                    EXHIBIT 10.5


                         AMENDMENT TO THE SECOND AMENDED
                   AND RESTATED REGISTRATION RIGHTS AGREEMENT

         Amendment, dated as of October 3, 2002, by and among SpectraSite Holdings, Inc., a Delaware corporation (the "COMPANY"), and the parties set forth on the signature pages hereto to the Second Amended and Restated Registration Rights Agreement, dated as of April 20, 1999 (as previously amended, the "REGISTRATION RIGHTS AGREEMENT"). Unless otherwise defined herein, capitalized terms shall have such meanings ascribed to them in the Registration Rights Agreement.

         WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to remove the requirement that holders of Restricted Stock or Management Stock sell their securities through a common broker under certain circumstances; and

         WHEREAS, Section 13(e) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended in writing signed by the Company and holders of at least 60% of the voting power of the Restricted Stock and Management Stock outstanding; and

         WHEREAS, the parties to this Amendment constitute at least 60% of the voting power of the Restricted Stock and Management Stock outstanding.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

         1. Amendment of Section 3. Section 3 of the Registration Rights Agreement is hereby amended by deleting the second paragraph thereof in its entirety.

         2. Continuing Effect of Registration Rights Agreement. This Amendment shall not constitute an amendment or modification of any other provision of the Registration Rights Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Registration Rights Agreement are and shall remain in full force and effect.

         3. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.



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         4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law of such state.














                                       2
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         IN WITNESS WHEREOF, each of the parties hereto has executed this agreement, as of the day and year first above written.

                                   SPECTRASITE HOLDINGS, INC.

                                   By:   /s/ STEPHEN H. CLARK
                                         -------------------------------------
                                         Stephen H. Clark
                                         President and Chief Executive officer










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                                     WELSH CARSON, ANDERSON & STOWE VIII, L.P.

                                     By:   WCAS VIII Associates, L.L.C.,
                                           its General Partner


                                     By:   /s/ JONATHAN RATHER
                                           -------------------------------------
                                           Name:   Jonathan Rather
                                           Title:  Managing Member



                                     WCAS CAPITAL PARTNERS III, L.P.

                                     By:   WCAS CP III Associates, L.L.C.,
                                           its General Partner

                                     By:   /s/ JONATHAN RATHER
                                           -------------------------------------
                                           Name:   Jonathan Rather
                                           Title:  Managing Member



                                     WCAS INFORMATION PARTNERS, L.P.

                                     By:   /s/ JONATHAN RATHER
                                           -------------------------------------
                                           Name:   Jonathan Rather
                                           Title:  General Partner
                                                   Attorney-in-Fact







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                                     ------------------------------------------
                                                  KENNETH MELKUS

                                     PATRICK J. WELSH
                                     RUSSELL L. CARSON
                                     BRUCE K. ANDERSON
                                     THOMAS E. MCINERNEY
                                     ROBERT A. MINICUCCI
                                     LAWRENCE B. SORREL
                                     ANTHONY J. DE NICOLA
                                     PAUL B. QUEALLY
                                     ANDREW M. PAUL
                                     LAURA VANBUREN
                                     PRISCILLA A. NEWMAN


                                     By:   /s/ JONATHAN RATHER
                                           ------------------------------------
                                           Name:   Jonathan Rather
                                           Title:  Individually and
                                                   Attorney-in-Fact


                                     TRUST U/A DATED 11/26/84 FBO ERIC WELSH

                                     By:
                                           ------------------------------------
                                           Name:   Carol Ann Welsh
                                           Title:  Trustee


                                     TRUST U/A DATED 11/26/84 FBO RANDALL WELSH

                                     By:
                                           ------------------------------------
                                           Name:   Carol Ann Welsh
                                                   Title:  Trustee


                                     TRUST U/A DATED 11/26/84 FBO JENNIFER WELSH

                                     By:
                                           ------------------------------------
                                           Name:   Carol Ann Welsh
                                           Title:  Trustee




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


                                     SBC TOWER HOLDINGS LLC

                                     By:   /s/ GREGORY L. GIBSON
                                           -------------------------------------
                                           Name:   Gregory L. Gibson
                                           Title:  Vice President and Manager









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


                                     TOWER PARENT CORP.

                                     By:   /s/ TIMOTHY M. DONAHUE
                                           -------------------------------------
                                           Name:   Timothy M. Donahue
                                           Title:  President










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                             CIBC WG ARGSY MERCHANT FUND 2, L.L.C.

                             By:   /s/ ANDREW R. HEYER
                                   -------------------------------------------
                                   Name:   Andrew R. Heyer
                                   Title:  Managing Member


                             CO-INVESTMENT MERCHANT FUND 3, LLC

                             By:   /s/ ANDREW R. HEYER
                                   -------------------------------------------
                                   Name:   Andrew R. Heyer
                                   Title:  Managing Member


                             CARAVELLE INVESTMENT FUND, L.L.C.

                             By:   Caravelle Advisors, L.L.C.,
                                   its Investment Manager and Attorney-in-Fact

                             By:   /s/ ANDREW R. HEYER
                                   -------------------------------------------
                                   Name:   Andrew R. Heyer
                                   Title:  Managing Member






                                       8
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                                   WHITNEY EQUITY PARTNERS, L.P.

                                   By:   Whitney Equity Partners, LLC,
                                         its General Partner


                                   By:
                                         ---------------------------------------
                                         Name:   Michael R. Stone
                                         Title:  Managing Member


                                   J.H. WHITNEY III, L.P.

                                   By:   J.H. Whitney Equity Partners III, LLC,
                                         its General Partner


                                   By:
                                         ---------------------------------------
                                         Name:   Michael R. Stone
                                         Title:  Managing Member


                                   WHITNEY STRATEGIC PARTNERS III, L.P.

                                   By:   J.H. Whitney Equity Partners III, LLC,
                                         its General Partner


                                   By:
                                         ---------------------------------------
                                         Name:   Michael R. Stone
                                         Title:  Managing Member


                                   WHITNEY MEZZANINE FUND, L.P.

                                   By:   Whitney Group, LLC,
                                         its General Partner

                                   By:
                                         ---------------------------------------
                                         Name:   Michael R. Stone
                                         Title:  Managing Member





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                                   /s/ STEPHEN H. CLARK
                                   ---------------------------------------------
                                   STEPHEN H. CLARK




                                   /s/ DAVID P. TOMICK
                                   ---------------------------------------------
                                   DAVID P. TOMICK







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